                                                                   EX.99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


Peter B. Doyle, President, and Leonid Polyakov, Treasurer, of each of Kinetics Mutual Funds, Inc. and Kinetics Portfolio Trust (each, the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


 /s/ Peter B. Doyle                                          /s/ Leonid Polyakov
----------------------------------                          -------------------------------
Peter B. Doyle                                              Leonid Polyakov
President, Kinetics Mutual Funds, Inc. & Kinetics           Treasurer, Kinetics Mutual Funds, Inc. & Kinetics
Portfolios Trust                                            Portfolios Trust

Dated: September 8, 2004


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.